                                                                    EXHIBIT 2(h)



               Municipal Auction Rate Cumulative Preferred Shares


                     KEMPER STRATEGIC MUNICIPAL INCOME TRUST

                            ________ Shares, Series T

                    Liquidation Preference $25,000 Per Share

                             UNDERWRITING AGREEMENT


                                                              September __, 1999

SALOMON SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                Kemper Strategic Municipal Income Trust, a Massachusetts business trust (the "Trust"), proposes, upon the terms and conditions set forth herein, to issue and sell an aggregate of ______ shares of its Municipal Auction Rate Cumulative Preferred Shares, Series T (the "Municipal Preferred"), each with a liquidation preference of $25,000 per share (the shares of Municipal Preferred to be sold hereby are referred to herein, collectively, as the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Amended and Restated Certificate of Designation for Preferred Shares of the Trust (the "Certificate") in the form filed as an exhibit to the Registration Statement referred to in Section 1 of this agreement. The Trust and its investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), wish to confirm as follows their agreement with Salomon Smith Barney Inc. (the "Underwriter") in connection with the purchase of the Shares by the Underwriter.

                Collectively, the Investment Management Agreement dated as of September 7, 1998 between the Trust and the Adviser ("the "Investment Management Agreement"), the Custodian Agreement dated as of March 15, 1999 between the Trust and State Street Bank and Trust Company ("SSBT") (the "Custodian Agreement"), the Agency Agreement dated as of March 15, 1989 between the Trust and Investors Fiduciary Trust Company (the "Agency Agreement"), the Auction Agency Agreement dated as of _____, 1999 between the Trust and Bankers Trust
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Company (the "Auction Agency Agreement") and the Broker-Dealer Agreement dated as of September __, 1999 between the Trust and Salomon Smith Barney Inc. are hereinafter referred to as the "Trust Agreements." This Underwriting Agreement is hereinafter referred to as the "Agreement."

                1.Registration Statement and Prospectus. The Trust has prepared in conformity with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and, together with the 1933 Act Rules and Regulations, the "Rules and Regulations"), a registration statement on Form N-2, as amended by Pre-Effective Amendment No. 1 and _________ (File Nos. 333-78945 and 811-5467), under the 1933 Act and the
1940 Act (the "registration statement"), including a prospectus relating to the Shares, and has filed the registration statement and prospectus in accordance with the 1933 Act and the 1940 Act. The Trust also has filed a notification of registration of the Trust as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented at the time it became effective prior to the execution of this Agreement, and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If the Trust has filed an abbreviated registration statement to register an additional amount of Shares pursuant to Rule 462(b) under the 1933 Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall include such Rule 462 Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement or any amendment or supplement thereto. Specifically, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the forms included in the registration statement at the time of filing of amendment no. 1 to the registration statement with the Commission on September __, 1999, and as such prospectus and statement of additional information shall have been amended from time to time


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
prior to the date of the Prospectus, together with any other prospectus and statement of additional information relating to the Trust other than the Prospectus approved in writing by or directly or indirectly prepared by the Trust or the Adviser; it being understood that the definition of Prepricing Prospectus above shall not include any Prepricing Prospectus prepared by the Underwriter unless approved in writing by the Trust or Adviser. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information incorporated by reference therein.

                The Trust has furnished the Underwriter with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

                2. Agreements to Sell and Purchase. The Trust hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to the Underwriter and, upon the basis of the representations, warranties and agreements of the Trust and the Adviser herein contained and subject to all the terms and conditions set forth herein, the Underwriter agrees to purchase from the Trust, at a purchase price of $_______ per Share, the number of shares of Municipal Preferred set forth opposite the name of the Underwriter in Schedule I hereto.

                3. Terms of Public Offering. The Trust and the Adviser have been advised by the Underwriter that the Underwriter proposes to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the Underwriter's judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

                4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriter of and payment for the Shares shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY 10017, or through the facilities of The Depository Trust Company or another mutually agreeable facility, at 9:30 A.M., New York City time, on September __, 1999 (the "Closing Date"). The place of closing for the Shares and the Closing Date may be varied by agreement between the Underwriter and the Trust.

                Certificates for the Shares shall be registered in such names and in such denominations as the Underwriter shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date. Such certificates shall be made available to the Underwriter in New York City for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date. The certificates evidencing the Shares shall be delivered to the Underwriter on the Closing Date, through the facilities of The Depository Trust Company, against payment of the purchase price therefor in immediately available funds.

                5. Agreements of the Trust and the Adviser. The Trust and the Adviser, jointly and severally, agree with the Underwriter as follows:


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                (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the offering of the Shares may commence, the Trust will endeavor to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as possible and will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing when the Registration Statement or such post-effective amendment has become effective.

                (b) The Trust will advise the Underwriter promptly and, if requested by the Underwriter, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information,
(ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any Prepricing Prospectus, or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purposes,
(iii) of receipt by the Trust, the Adviser, any affiliate of the Trust or the Adviser or any representative or attorney of the Trust or the Adviser of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official relating to the Trust (if such communication relating to the Trust is received by such person within three years after the date of this Agreement), the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Trust Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust or the Adviser or of the happening of any other event which makes any statement of a material fact made in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus, or any Prepricing Prospectus or any sales materials (as herein defined) (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, or any Prepricing Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. If at any time the Commission, the NASD, any state securities commission, any national securities


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exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as herein defined) (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Trust will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

                (c) The Trust will furnish to the Underwriter, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to the Underwriter, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriter may request.

                (d) The Trust will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus, or any sales material (as herein defined), of which the Underwriter shall not previously have been advised or to which the Underwriter shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriter, a Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to the Underwriter prior to or concurrently with such filing.

                (e) Prior to the execution and delivery of this Agreement, the Trust has delivered to the Underwriter, without charge, in such quantities as the Underwriter has requested, copies of each form of the Prepricing Prospectus. The Trust consents to the use, in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Trust.

                (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriter a prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer, the Trust will expeditiously deliver to the Underwriter and each dealer, without charge, as many copies of the Prospectus as the Underwriter may request. The Trust consents to the use of the Prospectus in accordance with the provisions of the 1933 Act and with the state securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriter and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the 1933 Act to be delivered in connection with sales by the Underwriter or any dealer. If during such period of time any event shall occur that in the judgment of the Trust or in the opinion of counsel for the Underwriter is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the


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statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other federal law, rule or regulation, or any state securities or blue sky disclosure laws, rules or regulations, the Trust will forthwith prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriter and dealers, without charge, a reasonable number of copies thereof. In the event that the Trust and the Underwriter agree that the Registration Statement or the Prospectus should be amended or supplemented, the Trust, if requested by the Underwriter, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                (g) The Trust will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period ending not later than 15 months after the effective date of the Registration Statement as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

                (h) During the period of five years hereafter, the Trust will furnish to the Underwriter (i) as soon as available, a copy of each report of the Trust mailed to stockholders or filed with the Commission or furnished to the New York Stock Exchange (the "NYSE") other than reports on Form N-SAR, and
(ii) from time to time such other information concerning the Trust as the Underwriter may reasonably request.

                (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by the Underwriter terminating this Agreement pursuant to Section 12 hereof) or if this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Trust or the Adviser to comply with the terms or fulfill any of the conditions of this Agreement, the Trust and the Adviser, jointly and severally, agree to reimburse the Underwriter for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriter) incurred by the Underwriter in connection herewith.

                (j) The Trust will apply the net proceeds from the sale of the Shares in accordance with the description set forth in the Prospectus and in such a manner as to comply with the investment objectives, policies and restrictions of the Trust as described in the Prospectus.

                (k) The Trust will timely file the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise the Underwriter of the time and manner of such filing.


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                (l) Except as provided in this Agreement, or as described in the
Prospectus, the Trust will not sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Trust, or grant any options or warrants to purchase senior securities of the Trust, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Underwriter.

                (m) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, neither the Trust nor the Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares.

                (n) The Trust will use its best efforts to cause the Municipal Preferred, prior to the Closing Date, to be assigned a rating of 'Aaa' by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Rating Group ("S&P" and, together with Moody's, the "Rating Agencies").

                (o) The Trust and the Adviser will use their best efforts to perform all of the agreements required of them and discharge all conditions to closing as set forth in this Agreement.

                6. Representations and Warranties of the Trust and the Adviser with respect to the Trust.

                (i) The Trust represents and warrants to the Underwriter that:

                (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

                (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the


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
registration statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Trust in writing by or on behalf of the Underwriter expressly for use therein.

                (c) All the outstanding Common Shares (as defined in the Prospectus) of the Trust have been duly authorized and validly issued, are fully paid and nonassessable by the Trust and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable by the Trust and free of any preemptive or similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Trust, and will conform to the description thereof in the Registration Statement and the Prospectus; and the capitalization of the Trust conforms to the description thereof in the Registration Statement and the Prospectus.

                (d) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of beneficial interest of the Trust or any security convertible into or exchangeable or exercisable for shares of beneficial interest of the Trust.

                (e) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with full business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust; and the Trust has no subsidiaries.

                (f) There are no legal or governmental proceedings pending or, to the knowledge of the Trust, threatened, against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                (g) The Trust is not in violation of its Agreement and Declaration of Trust (the "Declaration"), including the Certificate, or bylaws (the "Bylaws"), or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Trust, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound.

                (h) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Trust Agreements by the Trust, nor the consummation by the Trust of the transactions contemplated hereby or thereby (A) requires any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may have been obtained prior to the date hereof and such as may be required for compliance with the state securities or blue sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Declaration, including the Certificate, the Bylaws or other organizational documents of the Trust or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Trust or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Trust pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its properties or assets is subject. The Trust is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

                (i) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the financial position, results of operations and changes in financial position of the Trust on the basis stated or incorporated by reference in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Trust.

                (j) The execution and delivery of, and the performance by the Trust of its obligations under, this Agreement and the Trust Agreements have been duly and validly authorized by the Trust, and this Agreement and the Trust Agreements have been duly executed and delivered by the Trust and each constitutes the valid and legally binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Trust's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                (k) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), the Trust has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust, and there has not been any change in the capitalization, or material increase in the short-term debt or long-term debt, of the Trust, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust, whether or not arising in the ordinary course of business.

                (l) The Trust has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                (m) The Trust has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Trust has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Trust under any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Trust.

                (n) The Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (o) The Trust has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Trust is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                (p) No holder of any security of the Trust has any right to require registration of shares of beneficial interest, shares of Municipal Preferred or any other security of the Trust because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

                (q) The Trust, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                (r) The Trust is registered under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act. Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Declaration, including the Certificate, and Bylaws, and the investment policies and restrictions described in the Registration Statement and the Prospectus under the captions "Prospectus Summary," "Investment Objective, Policies and Risks," "Additional Information About Investments and Investment Techniques" and "Investment Restrictions" (in the prospectus and the statement of additional information) comply in all material respects with the requirements of the 1940 Act and the 1940 Act Rules and Regulations. The Trust is, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the terms and conditions of the 1933 Act and the 1940 Act. No person is serving or acting as an officer, director or investment adviser of the Trust except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

                (s) Except as stated in this Agreement and in the Prospectus, the Trust has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and the Trust is not aware of any such action taken or to be taken by any affiliates of the Trust.

                (t) The Trust has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the rules and regulations of the Commission promulgated thereunder (the "1934 Act Rules and Regulations"); each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (u) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Trust or the Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (v) Each of the Trust Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                (w) As required by Subchapter M of the Code, the Trust is currently in compliance with the requirements to qualify as a regulated investment company under the Code.

                (x) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Trust is an "interested person" (as defined in the 1940 Act) of the Trust or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

                (y) The Trust's Common Shares (as defined in the Prospectus) are duly listed on the NYSE.

                (z) The Trust is in compliance with the Commission's Release No. 33-7558 dated July 29, 1998 related to Year 2000 compliance.

                (ii) The Adviser represents and warrants to the Underwriter that, with respect to the Trust:

                (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus.

                (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission, complied or will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriter furnished to the Trust in writing by or on behalf of the Underwriter expressly for use therein.

                (c) To the best knowledge of the Adviser, after reasonable inquiry, there are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened, against the Trust, or to which the Trust or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

                (d) To the best knowledge of the Adviser, after reasonable inquiry, the Trust is not in violation of the Declaration, including the Certificate, or Bylaws, or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Trust, or in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound.

                (e) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, the Trust has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Trust, and there has not been any change in the capitalization, or material increase in the short-term debt or long-term debt, of the Trust, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust, whether or not arising in the ordinary course of business.

                (f) The Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (g) The Trust has filed all tax returns required to be filed, which returns are complete and correct in all material respects, and the Trust is not in material default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

                (h) The Trust, subject to the registration statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                (i) The Trust has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act, the 1940 Act or the Rules and Regulations.

                (j) Except as stated in this Agreement and in the Prospectus, the Trust has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares to the extent such action is within the control of the Adviser, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Trust.

                (k) To the best knowledge of the Adviser, after reasonable inquiry, the Trust has filed in a timely manner each document or report required to be filed by it pursuant to the 1934 Act and the 1934 Act Rules and Regulations; to the extent the Adviser has participated in the preparation of such documents or reports, each such document or report at the time it was filed conformed to the requirements of the 1934 Act and the 1934 Act Rules and Regulations; and to the extent the Adviser has participated in the preparation of such documents or reports, none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                (l) Each of the Trust Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                (m) To the best knowledge of the Adviser, after reasonable inquiry, except as disclosed in the Registration Statement and the Prospectus, no trustee of the Trust is an "interested person" (as defined in the 1940 Act) of the Trust or an "affiliated person" (as defined in the 1940 Act) of the Underwriter.

                (n) To the best knowledge of the Adviser, after reasonable inquiry, the Trust is in compliance with the Commission's Release No. 33-7558, dated July 29, 1998 related to Year 2000 compliance.

                7. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Underwriter that:

                (a) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement.

                (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Management Agreement for the Trust as contemplated by the Prospectus. To the best knowledge of the Adviser, after reasonable inquiry, there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.

                (c) To the best knowledge of the Adviser, after reasonable inquiry, there are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser, or to which the Adviser or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required or that may reasonably be expected to involve a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement.

                (d) To the best knowledge of the Adviser after reasonable inquiry, neither the execution, delivery or performance of this Agreement or the Investment Management Agreement by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (A) requires the Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents, of the Adviser, except where the failure to obtain such consent, approval, authorization or other order of, or make such registration or filing, or such conflict, breach or default, would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement or (B) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except where such conflict, breach, default or violation would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement. The Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency, except such orders which do not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement.

                (e) The execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and the Investment Management Agreement have been duly and validly authorized by the Adviser, and this Agreement and the Investment Management Agreement have been duly executed and delivered by the Adviser and each constitutes the valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                (f) The description of the Adviser in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (g) Except as disclosed in the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, the Adviser has not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Adviser or the Trust, and there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser, whether or not arising in the ordinary course of business, or which, in each case, could have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement.

                (h) The Adviser has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, except such permits the lack of which would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement; the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Adviser.

                (i) Except as stated in this Agreement and in the Prospectus, the Adviser has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any securities issued by the Trust to facilitate the sale or resale of the Shares, and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

                8. Indemnification and Contribution.

                (a)(i) The Trust agrees to indemnify and hold harmless each of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Trust by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(i) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Trust has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust may otherwise have.

                (ii) The Adviser agrees to indemnify and hold harmless each of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Underwriter furnished in writing to the Trust by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a)(ii) with respect to any Prepricing Prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Trust has delivered the Prospectus to the Underwriter in requisite quantity on a timely basis to permit such delivery or sending; and provided further, that (i) the Adviser will not be liable to any such indemnified party in any such case except to the extent that the Trust has failed to indemnify and hold harmless such indemnified party pursuant to paragraph (a)(i) in respect of any such loss, claim, damage, liability or expense after such indemnified party has made a claim of the Trust as required below; and (ii) the amount of the Adviser's liability hereunder shall be limited to the amount of the net proceeds from the sale of the Shares. This indemnity agreement shall be in addition to any liability which the Adviser may otherwise have.

                (b) If any action, suit or proceeding shall be brought against the Underwriter or any person controlling the Underwriter in respect of which indemnity may be sought against the Trust or the Adviser, the Underwriter or such controlling person shall promptly notify the Trust or the Adviser, and the Trust or the Adviser shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the Trust or the Adviser has agreed in writing to pay such fees and expenses, (ii) the Trust and the Adviser have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Underwriter or such controlling person and the Trust or the Adviser and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Underwriter or such controlling person). It is understood, however, that the Trust and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Underwriter and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Underwriter, and that all such fees and expenses shall be reimbursed as they are incurred. The Trust and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Trust and the Adviser agree to indemnify and hold harmless the Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                (c) The Underwriter agrees to indemnify and hold harmless the Trust and the Adviser, their directors and trustees, any officers who sign the Registration Statement, and any person who controls the Trust or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Trust and the Adviser to the Underwriter, but only with respect to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust or the Adviser, any of their directors or trustees, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Underwriter pursuant to this paragraph (c), the Underwriter shall have the rights and duties given to the Trust and the Adviser by paragraph (b) above (except that if the Trust or the Adviser shall have assumed the defense thereof the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Trust and the Adviser, their directors and trustees, any such officer, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriter may otherwise have.

                (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriter on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                (e) The Trust, the Adviser and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Trust and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter, the Trust, the Adviser, their directors, trustees or officers, or any person controlling the Trust or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to the Underwriter or any person controlling the Underwriter, or to the Trust, the Adviser, their directors, trustees or officers, or any person controlling the Trust or the Adviser, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 8.

                9. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Shares hereunder are subject to the following conditions:

                (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriter, and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for those purposes shall have been instituted or, to the knowledge of the Trust, the Adviser or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to the Underwriter's satisfaction.

                (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, prospects, properties, net assets, or results of operations of the Trust or the Adviser not contemplated by the Prospectus, which in the Underwriter's opinion would materially, adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Trust or the Adviser or any officer or director of the Trust or the Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Trust and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the Underwriter's opinion, materially adversely affect the market for the Shares.

                (c) The Trust shall have furnished to you a report showing compliance with the asset coverage requirements of the 1940 Act and a Municipal Preferred Basic Maintenance Report (as defined in the Certificate), each dated the Closing Date and in form and substance satisfactory to you. Each such report may use portfolio holdings and valuations as of the close of business of any day not more than six business days preceding the Closing Date, provided, however, that the Trust represents in such report that its total net assets as of the Closing Date have not declined by 5% or more from such valuation date.

                (d) The Underwriter shall have received on the Closing Date an opinion of Dechert Price & Rhoads, special counsel for the Trust, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and to the effect that:

     (i) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with full business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust;

     (ii) The Trust has no subsidiaries;

     (iii) The authorized and outstanding capitalization of the Trust is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capitalization of the Trust conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Structure";

     (iv) All the shares of beneficial interest of the Trust outstanding prior to the issuance of the Shares have been duly authorized and validly issued, and are fully paid and nonassessable;

     (v) The Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive, or to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Trust, and will conform to the description thereof contained in the Prospectus under the caption "Description of Municipal Preferred";

     (vi) The form of certificates for the Shares conforms to the requirements of Massachusetts law;

     (vii) The Registration Statement and all post-effective amendments, if any, have become effective under the 1933 Act and the 1933 Act Rules and Regulations and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made in accordance with Rule 497;

     (viii) The Trust has business trust power and authority to enter into this Agreement and each of the Trust Agreements and to issue, sell and deliver the Shares to the Underwriter as provided herein, and this Agreement and each of the Trust Agreements have been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, each is a valid and legally binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Trust's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

     (ix) To the best knowledge of such counsel, after reasonable inquiry, the Trust is not in violation of the Declaration, including the Certificate, or Bylaws, or other organizational documents, and is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any material agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties may be bound, except as may be disclosed in the Prospectus;

     (x) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement and the Trust Agreements by the Trust, nor the consummation by the Trust of the transactions contemplated hereby and thereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Declaration, including the Certificate, or Bylaws, or other organizational documents, of the Trust or any agreement, indenture, lease or other instrument to which the Trust is a party or by which it or any of its properties is bound, nor will any such action result in any violation of any statute, law, regulation or judgement (assuming compliance with all applicable state securities or blue sky laws), injunction, order or decree applicable to the Trust or any of its properties;

     (xi) No consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, or, to the best of such counsel's knowledge after reasonable inquiry, any state securities commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Trust (except such as may have been obtained prior to the date hereof and such as may be required by the New York Stock Exchange, or for compliance with the state securities or blue sky laws of various jurisdictions) for the valid issuance and sale of the Shares to the Underwriter as contemplated by this Agreement, the execution, delivery and performance by the Trust of this Agreement and the Trust Agreements or the consummation of the transactions contemplated hereby and thereby;

     (xii) The 1940 Act Notification, the Registration Statement, the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

     (xiii) To the best knowledge of such counsel after reasonable inquiry, (A) other than as described in the Registration Statement or Prospectus, there are no legal or governmental proceedings pending or threatened against the Trust, or to which the Trust or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

     (xiv) To the best knowledge of such counsel after reasonable inquiry, the Trust is not in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Trust or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or governmental agency, body or official having jurisdiction over the Trust; (xv) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

     (xvi) Each of this Agreement and the Trust Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

     (xvii) The Trust is duly registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, non-diversified management investment company and, to the best knowledge of such counsel after reasonable inquiry, no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission; and the Trust has taken all required action under the 1933 Act and the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement;

     (xviii) Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of beneficial interest of the Trust or any security convertible into or exchangeable or exercisable for shares of beneficial interest of the Trust; and no holder of any security of the Trust has any right to require registration of shares of beneficial interest, shares of Municipal Preferred or any other security of the Trust because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement; and

     (xix) Such counsel shall also state that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent stated in paragraphs (iii) and (xv) above, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Trust and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement or any amendment or supplement thereto (except as to any financial statements or other financial data included in the Registration Statement as to which they express no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus (except as to any financial statements or other financial data included in the

Prospectus, as to which they express no belief), as of its issue date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                (e) The Underwriter shall have received on the Closing Date an opinion of Debevoise & Plimpton, counsel for the Adviser, dated the Closing Date and addressed to the Underwriter, in form and substance satisfactory to the Underwriter and to the effect that:

          (i) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser, or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement;

          (ii) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the 1940 Act Rules and Regulations from acting under the Investment Management Agreement for the Trust as contemplated by the Prospectus (or any amendment or supplement thereto); and, to the best knowledge of such counsel after reasonable inquiry, there does not exist any proceeding or any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission;

          (iii) The Adviser has corporate power and authority to enter into this Agreement and the Investment Management Agreement, and this Agreement and the Investment Management Agreement have been duly authorized, executed and delivered by the Adviser and assuming due authorization, execution and delivery by the other parties thereto, each is a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles;

          (iv) To the best knowledge of such counsel after reasonable inquiry, neither the execution, delivery or performance of this Agreement or the Investment Management

     Agreement by the Adviser nor the consummation by the Adviser of the transactions contemplated hereby and thereby conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the certificate of incorporation or bylaws, or other organizational documents, of the Adviser or any agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties is bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser, nor will any such action result in any violation of any existing statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties;

          (v) To the best knowledge of such counsel after reasonable inquiry, no consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Adviser for the execution, delivery and performance by it of this Agreement and the Investment Management Agreement or the consummation by it of the transactions contemplated hereby and thereby;

          (vi) To the best knowledge of such counsel after reasonable inquiry, there are no legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its properties is subject, which are required to be described in the Registration Statement or the Prospectus but are not described as required or which may reasonably be expected to involve a prospective material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Adviser or on the ability of the Adviser to perform its obligations under this Agreement and the Investment Management Agreement;

          (vii) The obligations of the Adviser under this Agreement and the Investment Management Agreement comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations;

          (viii) The Adviser has full corporate power and authority, and such permits, licenses, franchises and authorizations of governmental or regulatory authorities as are necessary to own its properties and to conduct its business in the manner described in the Prospectus, and to perform its obligations under the Investment Management Agreement; and

          (ix) Such counsel shall also state that the description of the Adviser contained in the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the description of the Adviser contained in the Prospectus, as of its issue date and as of the Closing Date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                (f) The Underwriter shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett, counsel for the Underwriter, dated the Closing Date and addressed to the Underwriter, with respect to such matters as the Underwriter may reasonably request.

                (g) The Underwriter shall have received letters addressed to the Underwriter and dated the date hereof and the Closing Date from Ernst & Young LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriter. The Underwriter shall also have received a certification, in form satisfactory to the Underwriter, of Ernst & Young LLP's status as independent certified public accountants.

                (h)(i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement thereto) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Trust, the Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, the Underwriter, may be pending before or, to the knowledge of the Trust, the Adviser or the Underwriter or in the reasonable view of counsel to the Underwriter, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Underwriter; (ii) there shall not have been any change in the capital stock of the Trust nor any material increase in the short-term or long-term debt of the Trust (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net assets or results of operations of the Trust or the Adviser; (iv) the Trust shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Trust, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all the representations and warranties of the Trust and the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriter shall have received a certificate of the Trust and the Adviser, dated the Closing Date and signed by the chief executive officer and the chief financial officer of each of the Trust and the Adviser (or such other officers as are acceptable to the Underwriter), to the effect set forth in this Section 9(h) and in Section 9(i) hereof.

                (i) That neither the Trust nor the Adviser shall have failed at or prior to the Closing Date to have performed or complied in all material respects with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                (j) The Trust shall have delivered and the Underwriter shall have received evidence satisfactory to the Underwriter that the shares of each series of Municipal Preferred are rated 'Aaa' by Moody's and AAA by S&P as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading, or of any review for a potential downgrading, in the rating accorded to the shares of Municipal Preferred by any Rating Agency.

                (k) The Trust shall have furnished, in form satisfactory to the Underwriter, certification that the Trust maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                (l) The Trust shall have furnished, in form satisfactory to the Underwriter, certification that, as of the Closing Date, the Trust is in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Code.

                (m) The Trust and the Adviser shall have furnished or caused to be furnished to the Underwriter such further certificates and documents as the Underwriter shall have reasonably requested.

                All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriter and the Underwriter's counsel.

                Any certificate or document signed by any officer of the Trust or the Adviser and delivered to the Underwriter, or to counsel for the Underwriter, shall be deemed a representation and warranty by the Trust or the Adviser to the Underwriter as to the statements made therein.

                10 Expenses. The Trust agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the 1940 Act Notification, the Prospectus and each amendment or supplement to any of them (including, without limitation, the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations); (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the reproduction and delivery of this Agreement, any dealer agreements, the preliminary blue sky memorandum and all other agreements or documents reproduced and delivered in connection with the offering of the Shares; (v) the reasonable fees, expenses and disbursements of counsel for the Underwriter relating to the preparation, reproduction, and delivery of the preliminary blue sky memorandum; (vi) fees paid to the Rating Agencies; (vii) the transportation and other expenses incurred by or on behalf of Trust representatives in connection with presentations to prospective purchasers of the Shares; and (viii) the fees and expenses of the Trust's accountants and the fees and expenses of counsel (including local and special counsel) for the Trust and of the transfer agent.

                11. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Trust, by notifying the Underwriter, or by the Underwriter, by notifying the Trust. Any notice under this Section 11 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

                12. Termination of Agreement. This Agreement shall be subject to termination in the Underwriter's absolute discretion, without liability on the part of the Underwriter to the Trust or the Adviser, by notice to the Trust or the Adviser, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is to make it, in the Underwriter's judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriter. Notice of such termination may be given to the Trust by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

                13. Information Furnished by the Underwriter. The statements set forth in the last paragraph on the cover page, and the statements in the first and third sentences of the third paragraph and the fifth paragraph under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriter as such information is referred to in Sections 6(b) and 8 hereof.

                14. Miscellaneous. Except as otherwise provided in Sections 5, 11 and 12 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Trust or the Adviser, at the office of the Adviser at 222 South Riverside Plaza, Chicago, Illinois 60606,
Attention: Philip J. Collora; or (ii) if to the Underwriter, to Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

                This Agreement has been and is made solely for the benefit of the Underwriter, the Trust, the Adviser, their directors and officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from the Underwriter of any of the Shares in his status as such purchaser.

                Consistent with the Trust's Declaration, notice is hereby given and the parties hereto acknowledge and agree that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust individually but are binding only against the assets and property of the Trust.

                15. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Adviser and the Underwriter.


                                                Very truly yours,


                                                KEMPER STRATEGIC MUNICIPAL
                                                INCOME TRUST



                                                By:_____________________________



                                                SCUDDER KEMPER INVESTMENTS,
                                                INC.



                                                By:_____________________________




Confirmed as of the date first
above mentioned.

SALOMON SMITH BARNEY INC.



By:_______________________________
       Managing Director

                                   SCHEDULE I


                     KEMPER STRATEGIC MUNICIPAL INCOME TRUST


                           Underwriter                            Number of Shares
                           -----------                            ----------------


Salomon Smith Barney Inc. ......................................  --



                                                                  --
                                                                  --
Total...........................................................